CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “[**]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.41

SECOND AMENDMENT TO THE CO-PROMOTION AGREEMENT DATED JANUARY 24, 2017

This Second Amendment to the Co-Promotion Agreement dated January 24, 2017 is entered into this 21st day of December, 2018 (“First Amendment Effective Date”), between PACIRA PHARMACEUTICALS INC., a Delaware corporation (“PACIRA”), and DEPUY SYNTHES SALES, INC., a Massachusetts corporation (“DEPUY SYNTHES”), together with PACIRA, the “Parties” and each a “Party”.

Any capitalized terms not expressly defined herein shall have the meaning stated in the Agreement (as defined below).

RECITALS

WHEREAS PACIRA and DEPUY SYNTHES entered into the Co-Promotion Agreement dated January 24, 2017 (the “Agreement”); and

WHEREAS, the Parties now wish to include additional terms related to compensation and roles and responsibilities; and

NOW THEREFORE, the Parties wish to amend the Agreement by entering into this First Amendment (the “Second Amendment”) in accordance with the following.

AGREEMENT

1. Amendment of Section 5.1(iv)

Section 5.1(iv) of the Agreement is replaced by the following:

[**]

2. Exhibit A is of the Agreement replaced and superseded by the Exhibit A attached to this Second Amendment.

3. The Parties further agree that, except as modified by this First Amendment, the terms and conditions of the Agreement shall continue in full force and effect.

4. This Second Amendment shall be effective as of the date it is signed by the last of the Parties.

In witness whereof, the Parties hereto sign this First Amendment in all its pages on the date indicated below.

PACIRA PHARMACEUTICALS, INC.	DEPUY SYNTHES SALES, INC.

By: /s/ DAINA BORTECK	By: /s/ MAX REINHARDT
Name: Daina Borteck	Name: Max Reinhardt
Title: Associate General Counsel	Title: VP Marketing
Date: December 21, 2018	Date: December 21, 2018

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

EXHIBIT A

DETAILED ROLES AND RESPONSIBILITIES

[**]

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.